PROSPECTUS & APPLICATION

FRANKLIN
MUTUAL
SERIES FUND INC.

MAY 1, 1998
AS AMENDED AUGUST 3, 1998

INVESTMENT STRATEGIES

GROWTH AND INCOME   o   VALUE               MUTUAL SHARES FUND
GROWTH AND INCOME   o   VALUE               MUTUAL QUALIFIED FUND
GROWTH AND INCOME   o   VALUE               MUTUAL BEACON FUND
GROWTH AND INCOME   o   VALUE               MUTUAL FINANCIAL SERVICES FUND
GLOBAL   o   VALUE                          MUTUAL EUROPEAN FUND
GLOBAL   o   VALUE                          MUTUAL DISCOVERY FUND

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how each fund invests and the services available to shareholders.

This prospectus describes Class I and Class II shares of the six series of Franklin Mutual Series Fund Inc. ("Mutual Series"): Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), Mutual Discovery Fund ("Discovery") and Mutual Financial Services Fund ("Financial Services"). Each fund currently offers another share class with a different sales charge and expense structure, which affects performance.

To learn more about each fund and its policies, you may request a copy of the funds' Statement of Additional Information ("SAI"), dated May 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the funds' other share class, contact your investment representative or call 1-800/DIAL BEN.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN MUTUAL SERIES FUND INC.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TABLE OF CONTENTS

ABOUT THE FUNDS

Expense Summary ..................................................     2
Financial Highlights .............................................     4
How Do the Funds Invest Their Assets? ............................    16
What Are the Risks of Investing in the Funds? ....................    27
Who Manages the Funds? ...........................................    32
How Taxation Affects the Funds
and Their Shareholders ...........................................    37
How Are the Funds Organized? .....................................    40

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................    41
May I Exchange Shares for Shares of Another Fund? ................    49
How Do I Sell Shares? ............................................    52
What Distributions Might I Receive From the Funds? ...............    55
Transaction Procedures and Special Requirements ..................    56
Services to Help You Manage Your Account .........................    60
What If I Have Questions About My Account? .......................    62

GLOSSARY

Useful Terms and Definitions .....................................    63

FRANKLIN
MUTUAL SERIES
FUND INC.

May 1, 1998
as amended August 3, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

51 John F. Kennedy Parkway
Short Hills, NJ 07078

1-800/DIAL BEN(R)

ABOUT THE FUNDS

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in a fund. It is based on the historical expenses of each class for the fiscal year ended December 31, 1997. The expenses for Financial Services have been annualized. Each fund's actual expenses may vary.



A.    SHAREHOLDER TRANSACTION EXPENSES+

                              MUTUAL                                      FINANCIAL
                              SHARES  QUALIFIED BEACON DISCOVERY EUROPEAN SERVICES
----------------------------------------------------------------------------------
  CLASS I
  Maximum Sales Charge
  (as a percentage of
 Offering Price)                5.75%    5.75%   5.75%  5.75%    5.75%    5.75%
  Paid at time of purchase++    5.75%    5.75%   5.75%  5.75%    5.75%    5.75%
  Paid at redemption++++        None     None    None   None     None     None

  CLASS II

  Maximum Sales Charge
  (as a percentage of
 Offering Price)                1.99%    1.99%   1.99%  1.99%    1.99%    1.99%
  Paid at time of purchase+++   1.00%    1.00%   1.00%  1.00%    1.00%    1.00%
  Paid at redemption++++        0.99%    0.99%   0.99%  0.99%    0.99%    0.99%

B.    ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  CLASS I

  Management Fees               0.60%**  0.60%** 0.60%**0.80%**  0.80%**  0.18%*
  Rule 12b-1 Fees***            0.35%    0.35%   0.35%  0.35%    0.35%    0.35%
  Other Expenses                0.15%    0.18%   0.17%  0.20%    0.24%    0.82%
  Total Fund Operating Expenses 1.10%**  1.13%** 1.12%**1.35%**  1.39%**  1.35%*

  CLASS II

  Management Fees               0.60%**  0.60%** 0.60%**0.80%**  0.80%**  0.18%*
  Rule 12b-1 Fees***            1.00%    1.00%   1.00%  1.00%    1.00%    1.00%
  Other Expenses                0.15%    0.18%   0.17%  0.20%    0.25%    0.82%
  Total Fund Operating Expenses 1.75%**  1.78%** 1.77%**2.00%**  2.05%**  2.00%*


C.    Example

Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in a fund.

                            MUTUAL                                     FINANCIAL
                            SHARES QUALIFIED BEACON DISCOVERY EUROPEAN SERVICES
--------------------------------------------------------------------------------
  CLASS I

  1 Year****                 $ 68     $ 68    $ 68   $ 70     $ 71      $70
  3 Years                    $ 90     $ 91    $ 91   $ 98     $ 99      $98
  5 Years                    $115     $116    $116   $127     $129        -
  10 Years                   $184     $187    $186   $211     $215        -

  CLASS II

  1 Year                     $ 37     $ 38    $ 38   $ 40     $ 40      $40
  3 Years                    $ 65     $ 65    $ 65   $ 72     $ 74      $72
  5 Years                    $104     $105    $105   $117     $119        -
  10 Years                   $214     $217    $216   $240     $246        -

For the same Class II investment, you would pay projected expenses of $28 (Mutual Shares), $28 (Qualified), $28 (Beacon), $30 (Discovery), $31 (European) and $30 (Financial Services) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*Franklin Mutual has agreed in advance to limit its management fee and to assume as its own expense certain other expenses otherwise payable by Financial Services so that Financial Services' aggregate annual operating expenses do not exceed 1.35% for Class I and 2.00% for Class II for the fund's initial twenty-four months of operations. Absent this reduction, management fees were 0.80% and total operating expenses were 1.97% for Class I and 2.62% for Class II for the fiscal year ended December 31, 1997. After the first twenty-four months of operations, Franklin Mutual may terminate this arrangement at any time.
**For the period shown, Franklin Mutual had agreed in advance to limit its management fees during each fund's previous fiscal year. This agreement, which expires October 31, 1999, did not apply to Financial Services, which was not in existence during the previous fiscal year. With this reduction, management fees and total operating expenses were as follows:

                           MUTUAL
                           SHARES  QUALIFIED  BEACON    DISCOVERY  EUROPEAN
--------------------------------------------------------------------------------
MANAGEMENT FEES              0.57%    0.57%     0.57%      0.78%      0.78%
TOTAL OPERATING EXPENSES:
 CLASS I                     1.07%    1.10%     1.09%      1.33%      1.37%
 CLASS II                    1.72%    1.75%     1.74%      1.98%      2.02%

*** The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's financial history. The information has been audited by Ernst & Young LLP, the funds' independent auditors. Their audit report covering the periods shown below appears in the fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                   PERIOD ENDED DECEMBER 31,
MUTUAL SHARES - CLASS I                           1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $18.56            $18.90
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .34               .21
 Net realized and unrealized gain ...............    4.43              1.08
                                                  -------------------------
Total from investment operations.................    4.77              1.29
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.49)             (.47)
 Net realized gains..............................   (1.58)            (1.16)
                                                  --------------------------
Total distributions..............................   (2.07)            (1.63)
Net Asset Value, end of period...................  $21.26            $18.56
                                                  ==========================
Total Return*....................................   26.03%             6.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)................$1,043,262          $35,634
Ratios to average net assets:
 Expenses........................................    1.07%             1.09%**
 Expenses, excluding waiver
 and payments by affiliate.......................    1.10%             1.18%**
 Net investment income...........................    1.58%             2.44%**
Portfolio turnover rate..........................   49.61%            58.35%
Average commission rate paid***..................    $.0350            $.0410

                                                   PERIOD ENDED DECEMBER 31,
MUTUAL SHARES - CLASS II                          1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $18.56            $18.90
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .20               .20
 Net realized and unrealized gain ...............    4.42              1.08
                                                  -------------------------
Total from investment operations.................    4.62              1.28
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.42)             (.46)
 Net realized gains..............................   (1.58)            (1.16)
                                                  --------------------------
Total distributions..............................   (2.00)            (1.62)
                                                  --------------------------
Net Asset Value, end of period...................  $21.18            $18.56
                                                  ==========================
Total Return*....................................   25.17%             6.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)................$636,838            $16,873
Ratios to average net assets:
 Expenses........................................    1.72%             1.71%**
 Expenses, excluding waiver and
 payments by affiliate...........................    1.75%             1.80%**
 Net investment income...........................    0.92%             1.69%**
Portfolio turnover rate..........................   49.61%            58.35%
Average commission rate paid***..................    $.0350            $.0410

                                                   PERIOD ENDED DECEMBER 31,
QUALIFIED - CLASS I                               1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE+++
(For a share outstanding throughout the period)
Net Asset Value beginning of period..............  $16.23            $16.40
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .28               .16
 Net realized and unrealized gain ...............    3.63               .89
                                                  -------------------------
Total from investment operations.................    3.91              1.05
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.60)             (.41)
 Net realized gains..............................   (1.40)             (.81)
                                                  --------------------------
Total distributions..............................   (2.00)            (1.22)
                                                  --------------------------
Net Asset Value, end of period...................  $18.14            $16.23
                                                  ==========================
Total Return*....................................   24.44%             6.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$452,590        $20,381
Ratios to average net assets:
 Expenses........................................    1.10%             1.13%**
 Expenses, excluding waiver and
 payments by affiliate...........................    1.13%             1.28%**
 Net investment income...........................    1.48%             3.19%**
Portfolio turnover rate..........................   52.76%            65.03%
Average commission rate paid***..................    $.0365            $.0357

                                                   PERIOD ENDED DECEMBER 31,
QUALIFIED - CLASS II                              1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE+++
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $16.23            $16.40
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .16            .13
 Net realized and unrealized gain ...............    3.63            .91
                                                  -------------------------
Total from investment operations.................    3.79              1.04
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.53)          (.39)
 Net realized gains..............................   (1.40)          (.82)
                                                  -------------------------
Total distributions..............................   (1.93)            (1.21)
                                                  -------------------------
Net Asset Value, end of period...................  $18.09            $16.23
                                                  =========================
Total Return*....................................   23.66%             6.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$231,721            $9,963
Ratios to average net assets:
 Expenses........................................    1.75%             1.78%**
 Expenses, excluding waiver
 and payments by affiliate.......................    1.78%             1.93%**
 Net investment income...........................     .84%             2.59%**
Portfolio turnover rate..........................   52.76%            65.03%
Average commission rate paid***..................    $.0365            $.0357

                                                   PERIOD ENDED DECEMBER 31,
BEACON - CLASS I                                  1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++++
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $12.98            $13.21
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .23               .16
 Net realized and unrealized gain ...............    2.65               .69
                                                  -------------------------
Total from investment operations.................    2.88               .85
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.51)             (.33)
 Net realized gains..............................   (1.26)             (.75)
                                                  -------------------------
Total Distributions..............................   (1.77)            (1.08)
                                                  -------------------------
Net Asset Value, end of period...................  $14.09            $12.98
                                                  =========================
Total Return*....................................   22.52%             6.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$753,519           $52,070
RATIOS TO AVERAGE NET ASSETS:
 Expenses........................................    1.09%             1.03%**
 Expenses, excluding waiver and
 payments by affiliate...........................    1.12%             1.13%**
 Net investment income...........................    1.58%             1.33%**
Portfolio turnover rate..........................   54.72%            66.87%
Average commission rate paid***..................    $.0230            $.0469

                                                   PERIOD ENDED DECEMBER 31,
BEACON - CLASS II                                 1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE++++
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $12.98            $13.21
                                                 --------------------------
Income from investment operations:
 Net investment income...........................     .14               .13
 Net realized and unrealized gain ...............    2.63               .71
Total from investment operations.................    2.77               .84
Less distributions from:
 Net investment income...........................    (.45)             (.32)
 Net realized gains..............................   (1.26)             (.75)
                                                  -------------------------
Total distributions..............................   (1.71)            (1.07)
                                                  -------------------------
Net Asset Value, end of period...................  $14.04            $12.98
                                                  =========================
Total Return*....................................   21.65%             6.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$362,425            $16,263
Ratios to average net assets:
 Expenses........................................    1.74%             1.75%**
 Expenses, excluding waiver
 and payments by affiliate.......................    1.77%             1.85%**
 Net investment income...........................     .92%              .84%**
Portfolio turnover rate..........................   54.72%            66.87%
Average commission rate paid***..................    $.0230            $.0469

                                                   PERIOD ENDED DECEMBER 31,
DISCOVERY - CLASS I                               1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $17.15            $17.66
                                                 --------------------------
Income from investment operations:
 Net investment income...........................     .27               .11
 Net realized and unrealized gain ...............    3.54               .74
                                                  -------------------------
Total from investment operations.................    3.81               .85
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.77)             (.29)
 Net realized gains..............................   (1.36)            (1.07)
                                                  --------------------------
Total distributions..............................   (2.13)            (1.36)
                                                  --------------------------
Net Asset Value, end of period...................  $18.83            $17.15
                                                  ==========================
Total Return*....................................   22.54%             4.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$693,952            $29,903
Ratios to average net assets:
 Expenses........................................    1.33%             1.38%**
 Expenses, excluding waiver
 and payments by affiliate.......................    1.35%             1.51%**
 Net investment income...........................    1.39%             0.74%**
Portfolio turnover rate..........................   58.15%            80.18%
Average commission rate paid***..................    $.0201            $.0257

                                                   PERIOD ENDED DECEMBER 31,
DISCOVERY - CLASS II                              1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $17.17         $17.66
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .15            .09
 Net realized and unrealized gain ...............    3.52            .76
                                                  -------------------------
Total from investment operations.................    3.67            .85
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.69)          (.27)
 Net realized gains..............................   (1.36)         (1.07)
                                                  -------------------------
Total distributions..............................   (2.05)         (1.34)
                                                  -------------------------
Net Asset Value, end of period...................  $18.79         $17.17
                                                  =========================
Total Return*....................................   21.70%          4.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$402,625         $18,038
Ratios to average net assets:
 Expenses........................................    1.98%          2.00%**
 Expenses, excluding waiver
 and payments by affiliate.......................    2.00%          2.13%**
 Net investment income...........................    0.74%          0.13%**
Portfolio turnover rate..........................   58.15%         80.18%
Average commission rate paid***..................    $.0201         $.0257

                                                   PERIOD ENDED DECEMBER 31,
EUROPEAN - CLASS I                                1997+++++           1996+
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $11.38            $10.84
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .24               .03
 Net realized and unrealized gain ...............    2.31               .58
                                                  -------------------------
Total from investment operations.................    2.55               .61
                                                   ------------------------
Less distributions from:
 Net investment income...........................    (.81)             (.05)
 Net realized gains..............................    (.56)             (.02)
                                                  -------------------------
Total distributions..............................   (1.37)             (.07)
                                                  -------------------------
Net Asset Value, end of period...................  $12.56            $11.38
                                                  =========================
Total Return*....................................   22.61%             5.61%
Ratios/Supplemental Data:
Net assets, end of period (000's)................$93,231             $9,200
RATIOS TO AVERAGE NET ASSETS:
 Expenses........................................    1.37%             1.32%**
 Expenses, excluding waiver
 and payments by affiliate.......................    1.39%             1.42%**
 Net investment income...........................    1.84%             1.44%**
Portfolio turnover rate..........................   98.12%            36.75%
Average commission rate paid***..................    $.0172            $.0233

                                                   PERIOD ENDED DECEMBER 31,
EUROPEAN - CLASS II                               1997+++++           1996+
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period.............  $11.38            $10.84
                                                  -------------------------
Income from investment operations:
 Net investment income...........................     .13               .02
 Net realized and unrealized gain ...............    2.33               .58
                                                  -------------------------
Total from investment operations.................    2.46               .60
                                                  -------------------------
Less distributions from:
 Net investment income...........................    (.76)             (.04)
 Net realized gains..............................    (.56)             (.02)
                                                  -------------------------
Total distributions..............................   (1.32)             (.06)
                                                  -------------------------
Net Asset Value, end of period...................  $12.52            $11.38
                                                  =========================
Total Return*....................................   21.79%             5.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)................$49,174              $2,754
Ratios to average net assets:
 Expenses........................................    2.02%             1.94%**
 Expenses, excluding waiver
 and payments by affiliate.......................    2.05%             2.04%**
 Net investment income...........................    1.03%             0.79%**
Portfolio turnover rate..........................   98.12%            36.75%
Average commission rate paid***..................    $.0172            $.0233

                                                     AUGUST 19, 1997
                                              (COMMENCEMENT OF OPERATIONS)
FINANCIAL SERVICES - CLASS I                      TO DECEMBER 31, 1997
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period..................         $10.00
                                                        --------------
Income from investment operations:
 Net investment income................................            .03
 Net realized and unrealized gain ...................            2.35
                                                        --------------
Total from investment operations.....................            2.38
                                                        --------------
Less distributions from:
 Net investment income...............................            (.02)
 Net realized gains...................................           (.09)
                                                        --------------
Total distributions...................................           (.11)
                                                        --------------
Net Asset Value, end of period........................         $12.27
                                                        ==============
Total Return*.........................................          23.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....................         $78,249
Ratios to average net assets:
 Expenses.............................................           1.35%**
 Expenses, excluding waiver and
 payments by affiliate...............................            1.97%**
 Net investment income................................           1.02%**
Portfolio turnover rate...............................          42.26%
Average commission rate paid***......................            $.0241

                                                     AUGUST 19, 1997
                                              (COMMENCEMENT OF OPERATIONS)
FINANCIAL SERVICES - CLASS II                     TO DECEMBER 31, 1997
--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net Asset Value, beginning of period..................         $10.00
                                                        --------------
Income from investment operations:
 Net investment income................................            .01
 Net realized and unrealized gain ....................           2.35
                                                        --------------
Total from investment operations......................           2.36
                                                        --------------
Less distributions from:
 Net investment income................................           (.01)
 Net realized gains...................................           (.09)
                                                        --------------
Total distributions...................................           (.10)
                                                        --------------
Net Asset Value, end of period........................         $12.26
                                                        ==============
Total Return*.........................................          23.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).....................         $43,207
Ratios to average net assets:
 Expenses............................................            2.00%**
 Expenses, excluding waiver
 and payments by affiliate...........................            2.62%**
 Net investment income...............................            0.37%**
Portfolio turnover rate...............................          42.26%
Average commission rate paid***......................            $.0241

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.
**Annualized.
***Relates to purchase and sales of equity securities.
+For the period November 1, 1996 (effective date) to December 31, 1996
++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 5-for-1 stock split effective February 3, 1997.
+++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 2-for-1 stock split effective February 3, 1997.
++++Per share amounts for the period ended December 31, 1996, have been restated to reflect a 3-for-1 stock split effective February 3, 1997.
+++++Based on average weighted shares outstanding.

HOW DO THE FUNDS INVEST THEIR ASSETS?

WHAT ARE THE FUNDS' GOALS?

The principal investment goal of Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), and Mutual Financial Services Fund ("Financial Services") is capital appreciation, which may occasionally be short-term. The secondary investment goal of each is income. The principal investment goal of Mutual Discovery Fund ("Discovery") is long-term capital appreciation. Discovery does not have a secondary investment goal.

These goals are fundamental, which means that they may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

Each fund may invest in equity securities, debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities) ("convertible securities"). The features of each type of security are described below. The funds generally invest in securities which, in the opinion of Franklin Mutual, are available at prices less than their actual value based on certain recognized objective criteria ("intrinsic value").

There are no limitations on the percentage of a fund's assets which may be invested in equity securities, debt securities, convertible securities or cash equivalent investments.

EQUITY SECURITIES are securities which entitle the holder to participate in a company's general operating success or failure. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. The public trading market for such shares is typically a stock exchange but can also be a market which arises between broker-dealers seeking buyers and sellers of a particular security. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.

DEBT SECURITIES are securities issued by a company which represent a loan of money by the purchaser of the securities to the company. A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are typically used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities may also increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company. See "Debt Securities" below.

CONVERTIBLE SECURITIES are debt securities, or in some cases preferred stock, which have the additional feature of converting into, or being exchangeable for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the expectation of becoming a common stockholder in the future. A convertible security's value typically reflects changes in the company's underlying common stock value.

CASH EQUIVALENT INVESTMENTS are investments in certain types of short-term debt securities. A fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The funds' cash equivalent investments are typically made in U.S. Treasury bills and high-quality commercial paper issued by banks or others. U.S. Treasury bills are direct obligations of the U.S. government and have initial maturities of one year or less. Commercial paper consists of short-term debt securities issued by a bank or other financial institution which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

GENERAL POLICIES AND STRATEGIES. Franklin Mutual selects investments for each fund based upon its analysis and research. This analysis and research takes into account the factors Franklin Mutual determines are relevant, which may include, among other factors, (i) the relationship of a security's book value to market value, (ii) cash flow and (iii) multiples of earnings of comparable securities. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. An analysis of "multiples of earnings of comparable securities" involves a review of the market values of comparable companies as compared to their earnings, and then comparing the results of this review with a comparison of the earnings of the company in question with its market value. These factors are not applied according to a predetermined formula. Rather, Franklin Mutual examines each security separately. Franklin Mutual has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by a fund.

Each fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System ("NASDAQ") national market system or in any domestic or foreign over-the-counter ("OTC") market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The NASDAQ national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Typically, the companies whose securities are traded on the NASDAQ national market system are smaller than the companies whose securities are traded on a securities exchange. Finally, the OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities.

Each fund may invest in any industry although no fund will concentrate its investments in any one industry with the exception of Financial Services which will concentrate its investments in the financial services industry. Concentration is defined as investment by a fund of more than 25 percent of the value of its assets in any one industry.

Financial Services will normally invest at least 65% of its total assets in the securities issued by companies operating in the financial services industry. For fund purposes, companies in the financial services industry are considered to be companies which, on the basis of information supplied to and analyzed by Franklin Mutual, are believed to have at least 50% of their assets or revenues derived from the creation, purchase and sale of financial instruments. Companies in the financial services industry include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies. Many companies within the financial services industry are smaller capitalized companies and therefore may be subject to certain risks not associated with larger companies. Financial Services' investment policy of concentrating in the financial services industry may not be changed without the approval of Financial Services' shareholders.

INVESTMENT IN THE SECURITIES OF REORGANIZING COMPANIES AND COMPANIES SUBJECT TO TENDER OR EXCHANGE OFFERS. Each fund also seeks to invest in the securities of domestic or foreign companies which are in the process of reorganizing or restructuring ("Reorganizing Companies") or as to which there exist outstanding tender or exchange offers. The funds may from time to time participate in such tender or exchange offers. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which each fund may invest in Reorganizing Companies, no fund presently anticipates committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the funds' investments in Reorganizing Companies may include Indebtedness, Participations and Trade Claims, as further described below.

INVESTING TO INFLUENCE OR CONTROL MANAGEMENT. The funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of a company. However, in certain circumstances when Franklin Mutual perceives that a fund may benefit, Franklin Mutual may use the fund's ownership interest in a company to seek to influence or control management. A fund also may invest in entities whose business is to acquire securities of companies for the purpose of influencing or controlling management or with the expectation of taking over such companies. The funds may also invest in a particular company which Franklin Mutual believes may be an attractive company to be taken over by another entity.

NON-U.S. SECURITIES. The funds may purchase securities of non-U.S. issuers and Discovery may invest 50% or more of its assets in such securities. European will normally invest at least 65% of its total assets in the securities of issuers
(i) organized under the laws of, (ii) whose principal business operations are located in, or (iii) at least 50% of whose revenue is earned from, European countries. For purposes of the fund's investments, European countries means all of the countries that are members of the European Union, the United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its total assets in securities of U.S. issuers as well as in securities of issuers from the Levant, the Middle East and the remaining regions of the world.

It is currently anticipated that European will invest primarily in securities of issuers in Western Europe and Scandinavia. European will normally invest in securities from at least five different countries although, from time to time, it may invest all of its assets in a single country. Under normal circumstances, European, at the close of each taxable year, will have at least 50% of its assets invested in securities of foreign issuers.

The funds other than European expect to invest a lesser percentage of their respective assets in securities of non-U.S. issuers than Discovery. Beacon intends to invest the next largest percentage, followed by Qualified, Financial Services and finally Mutual Shares. The funds may purchase securities whose values are quoted and traded in any currency in addition to the U.S. dollar. Where a security's value is quoted and traded in a non-U.S. dollar currency, the funds bear the risk of a decrease (or gain the benefit of an increase) in the value of the security as a result of changes in the value of the currency as compared to the U.S. dollar in addition to typical market price movements related to certain trading markets or the financial strength or weakness of the security's issuer. In order to avoid these unexpected fluctuations in value as a result of relative currency values, the funds expect to employ an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below.

Each fund may invest in securities commonly known as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts of non-U.S. issuers. Such depositary receipts are interests in a pool of a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

DIFFERENCES BETWEEN THE FUNDS. While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon, European and Financial Services have identical investment goals, Franklin Mutual seeks to retain certain historical differences among the funds on an informal basis. Specifically, Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery seeks to achieve its objective by investing proportionately more of its assets in smaller sized companies than the other funds and may also invest more than 50% of its assets in foreign securities. Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities. Consequently, it was intended that its investment portfolio would have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. Financial Services and European will utilize the same investment philosophy but will apply it in the context of investing in the financial services industry and European securities, generally. Allocation of investments among the funds also depends upon, among other things, the amount of cash in, and relative size of, each fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one fund.

Although the funds may invest in securities of companies of any size, Mutual Shares, Qualified and Beacon tend to invest in securities of companies with market capitalizations in excess of $1 billion due to the larger size of these funds. The term "market capitalization" refers to the value of a company as determined by the market price of its issued and outstanding common stock. A company's market capitalization is calculated by multiplying the number of outstanding shares of a company by the current market price of a share. Discovery may invest 50% or more of its assets in foreign issuers and expects to invest proportionately more of its assets in smaller capitalized companies than the other funds. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. The smaller companies in which Discovery invests often are not well known, their securities may trade in the securities markets below their book values and may not be followed by established securities analysts.

DEBT SECURITIES. The funds may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities in which the funds may invest may be either unrated or rated by one or more independent rating organizations such as S&P or Moody's. Securities are given ratings by independent rating organizations which grade the company issuing the securities based upon its financial soundness.

The debt securities which the funds may purchase may be rated in any rating category established by the independent rating organizations. Generally, the lower the rating category, the more risky is the investment. Debt securities rated BBB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C," and by S&P, is "D." Debt securities with a D rating are in default as to the payments of principal and interest which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. The funds may invest to an unlimited degree in junk bonds.

The funds will generally invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in Franklin Mutual's opinion, such debt securities are available at prices less than their intrinsic value. Investment in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in Franklin Mutual's investment decision-making process. Historically, the funds have invested in debt securities issued by Reorganizing Companies because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, such debt securities typically rank senior to the equity securities of Reorganizing Companies and may offer the potential for certain investment opportunities. See "More Information About the Kinds of Securities the Funds Buy - Medium and Lower Rated Corporate Debt Securities" under "How Do the Funds Invest Their Assets?" in the SAI.

WHAT ARE SOME OF THE FUNDS' OTHER INVESTMENT STRATEGIES AND PRACTICES?

DIRECT INVESTMENT IN INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS. From time to time, the funds may purchase the direct indebtedness of various companies ("Indebtedness"), or participations in such Indebtedness. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor Franklin Mutual considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The funds purchase loans from national and state chartered banks as well as foreign banks. The funds normally invest in the Indebtedness of a company which Indebtedness has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

The funds may also purchase participation interests in Indebtedness ("Participations"). Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The funds may also purchase trade claims and other direct obligations or claims ("Trade Claims") of Reorganizing Companies. Trade Claims generally represent money due to a supplier of goods or services to such Reorganizing Company.

Indebtedness, Participations and Trade Claims may be illiquid (as defined below).

ILLIQUID SECURITIES. An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which a fund has valued the security and carries such value on its financial statements. Examples of illiquid securities are most restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. No fund may purchase an illiquid security if, at the time of purchase, the fund would have more than 15% of its net assets invested in such securities.

RULE 144A SECURITIES. The funds may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 ("144A securities"). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the Board has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the funds may be deemed to be liquid.

MORTGAGE-BACKED SECURITIES. Each fund may invest in securities representing interests in an underlying pool of real estate mortgages ("mortgage-backed securities"). The mortgage-backed securities which the funds may purchase may be issued or guaranteed by the U.S. government, certain U.S. government agencies or certain government sponsored corporations or organizations or by certain private, non-government corporations, such as banks and other financial institutions. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs are debt securities issued by the entities listed above. The payment of interest on the debt securities is dependent upon the scheduled payments on the underlying mortgages and, thus, the CMOs are said to be "collateralized" by the pool of mortgages. CMOs are issued in a number of classes or series with different maturities. The classes or series are paid off completely in sequence as the underlying mortgages are repaid. Certain of these securities may have variable interest rates which adjust as interest rates in the securities market generally rise or fall. Other CMOs may be stripped, which means that only the principal or interest feature of the underlying security is passed through to the fund.

REMICs, which were authorized under certain tax laws, are private entities formed for the purpose of holding a fixed pool of mortgages. The mortgages are, in turn, backed by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Certain of these private-backed securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

The funds may also invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, a fund steps into the shoes of the lender from a risk point of view.

REAL ESTATE INVESTMENT TRUST ("REIT") INVESTMENTS. Among the funds' equity investments may be investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

SHORT SALES. The funds may engage in two types of short sale transactions, "naked short sales" and "short sales against the box" transactions. In a naked short sale transaction, a fund sells a security which it does not own to a purchaser at a specified price. In order to complete the short sale transaction, the fund must (i) borrow the security to deliver the security to the purchaser; and (ii) buy the same security in the market in order to return it to the borrower. In buying the security to replace the borrowed security, the fund expects to buy the security in the market for less than the amount it earned on the short sale, thereby yielding a profit. In some circumstances, the fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower. Each fund may engage in naked short sale transactions up to 5% of its assets.

The funds may also sell securities "short against the box" without limit. In a short sale against the box, the fund actually holds in its portfolio the securities which it has sold short. In replacing the borrowed securities in the transaction, the fund may either buy securities in the open market or use those in its portfolio. See "More Information About the Kinds of Securities the Funds Buy - Short Sales" under "How Do the Funds Invest Their Assets?" in the SAI for more discussion of these practices.

INVESTMENT COMPANY SECURITIES. Each fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a fund's purchase of another investment company's securities to three percent (3%) of the other investment company's securities, no more than five percent (5%) of the fund's assets in any single investment company's securities and no more than ten percent (10%) of the fund's assets in all investment company securities.

REPURCHASE AGREEMENTS. Each fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. In a repurchase agreement transaction, a fund purchases a U.S. Government security from a bank or broker-dealer. The agreement provides that the security must be sold back to the bank or broker-dealer at an agreed-upon price and date. The bank or broker-dealer must transfer to the fund's custodian bank securities with an initial value, including any earned but unpaid interest, equal to at least 100% of the dollar amount invested by the fund in each repurchase agreement. The value of the underlying U.S. government securities is determined daily so that there is on deposit with the fund's custodian bank at least 100% of the value of the repurchase agreement. In a tri-party repurchase agreement, the security is maintained at the bank or broker-dealer's custodian bank, as opposed to being transferred to and maintained at the fund's custodian bank. There are certain risks associated with such transactions which are described in the SAI.

LOANS OF SECURITIES. Each fund may also lend its portfolio securities to banks or broker-dealers in order to realize additional income which the fund receives as a loan premium. If a fund lends portfolio securities, for each loan the fund must receive in return securities with a value at least equal to 100% of the current market value of the loaned securities. Each fund presently does not anticipate loaning more than 5% of its respective portfolio securities. There are certain risks associated with loan transactions which are described in the SAI.

BORROWING. While the funds are permitted to borrow under certain circumstances as described in the SAI, under no circumstances will a fund make additional investments while any amounts borrowed exceed 5% of the fund's total assets.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. Under the federal securities law, each fund may not invest more than 5% of its total assets in the securities of any company that receives more than 15% of its revenues from securities related activities which means activities as a broker, dealer, underwriter or investment adviser (a "securities issuer"). Further, immediately after a purchase of equity securities of a securities issuer, a fund may not own more than 5% of the outstanding securities of any class of equity securities of a securities issuer, and immediately after a purchase of debt securities of a securities issuer, a fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

HEDGING AND INCOME TRANSACTIONS. The funds may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to a fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the funds may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the funds may engage in the following types of transactions among others: purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions"). Each of these Hedging Transactions is described more fully in the SAI. From time to time, the funds may engage in other hedging strategies with qualities similar to those described in this prospectus.

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect a fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes; and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by Franklin Mutual. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the investment manager's expertise in utilizing such techniques. The ability of a fund to utilize Hedging Transactions successfully cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, including the establishment of certain isolated accounts at the fund's custodian bank. Hedging Transactions involving financial futures and options on futures will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

The various techniques described above as "Hedging Transactions" may also be used by the funds for non-hedging purposes. For example, these techniques may be used to produce income to a fund where the fund's participation in the transaction involves the payment of a premium to the fund. A fund may also use a hedging technique if Franklin Mutual has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates. No more than 5% of a fund's assets will be exposed to risks of such types of instruments when entered into for non-hedging purposes.

Any material changes in or to the Hedging Transactions used by the funds will be described in the funds' prospectuses before being utilized.

TEMPORARY INVESTMENTS. Franklin Mutual typically keeps a portion of the assets of each fund invested in short-term debt securities although it may choose not to do so when circumstances dictate. These temporary investments permit the funds to react quickly to market movements. The funds also may make temporary investments while awaiting the accumulation of additional monies to make larger investments. Temporary investments tend to be less risky and less subject to fluctuations due to general market conditions than other investments.

OTHER POLICIES AND RESTRICTIONS. Each fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about each fund's investment policies, including those described above, please see "How Do the Funds Invest Their Assets?" and "Restrictions and Limitations" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when a fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUNDS?

GENERAL. There is no assurance that a fund's goals will be achieved. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by a fund.

SHORT SALES. Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when a fund replaces the borrowed security by buying the security in the securities markets, the fund may pay more for the security than it has received from the purchaser in the short sale. A fund may, however, profit from a change in the value of the security sold short, if the price decreases.

COMMON STOCKS. To the extent that a fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in any securities index that is based on equity securities, such as the Dow Jones Industrial or the Standard & Poor's 500 average, may also be reflected in a fund's share price. Historically, there have been both increases and decreases in securities prices generally and such increases and decreases may reoccur unpredictably in the future.

DEBT SECURITIES GENERALLY. To the extent that a fund's investments consist of debt securities, changes in interest rates will affect the value of the fund's portfolio and its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of your shares.

LOWER-RATED DEBT SECURITIES. To the extent a fund invests in lower-rated debt securities, it will be subject to risks which are greater than those to which a fund which limits its investments to higher grade debt securities would be subject. Such risks include limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the sale price effected in the market.

144A SECURITIES. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

NON-U.S. SECURITIES. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of a fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions. Since each fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the fund's portfolio. Franklin Mutual generally attempts to reduce such risk, known as "currency risk" by using Hedging Transactions. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the fund to pay significant amounts, if not all, of the value of the fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the funds', money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each fund's foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The funds may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

INVESTMENT COMPANY SECURITIES. Investors should recognize that a fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as a fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees.

DEPOSITARY RECEIPTS. Receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

SPECIAL CONSIDERATIONS RELATING TO FINANCIAL SERVICES. As stated above, Financial Services concentrates its investments in the financial service industry. The fund's investments and performance, accordingly, will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Congress is currently considering legislation that would reduce the separation between commercial and investment banking businesses. Commercial banks typically have been limited to certain non-securities activities such as making loans and accepting deposits. Investment banks have typically engaged in more extensive securities activities. If enacted, the proposed legislation could significantly impact the industry and Financial Services. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.

HEDGING TRANSACTIONS. Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction; (ii) illiquidity; and (iii) to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause a fund to hold a security it might otherwise sell.

The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of controls by a foreign or the U.S. government on the exchange of foreign currencies, the inability of foreign securities transactions to be completed with the security being delivered to the fund, or the inability to deliver or receive a specified currency.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to a fund because the fund is required to make ongoing monetary deposits with futures brokers. In an options transaction, a fund's exposure is limited to the cost of the initial premium paid by the fund to the broker to engage in the transaction. Losses resulting from the use of Hedging Transactions can reduce Net Asset Value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce a fund's total return to investors.

REORGANIZING COMPANIES. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a fund makes its investment in a Reorganizing Company will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

INDEBTEDNESS AND PARTICIPATIONS. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and, thus, it is less liquid than more heavily traded securities.

Participations are typically issued by financial institutions on a non-recourse basis, which means that purchasers of the Participations must rely on the financial institution issuing the Participation to assert any rights against the Borrower with respect to the underlying Indebtedness. Thus, when a fund purchases a Participation, it assumes the risk associated with the financial soundness of the bank or other financial intermediary issuing the Participation, as well as the credit risk associated with the financial soundness of the issuer of the underlying Indebtedness.

RISKS RELATED TO REAL ESTATE-RELATED INVESTMENTS. The funds' investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on and variations in rents and changes in interest rates.

DISTRESSED MORTGAGE OBLIGATIONS. Unlike mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, a fund could become part owner of such real estate. As an owner, a fund would bear any costs associated with owning and disposing of the real estate and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that a fund would be able profitably to dispose of properties in foreclosure.

TAX CONSIDERATIONS. Each fund's investments in options, futures and forward contracts, including foreign currency options and futures, foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing or character of the income earned by the fund and distributed to you. Each fund may also be subject to withholding taxes on earnings from certain of its foreign securities. These special tax rules are discussed in the "Additional Information on Distributions and Taxes" section of the SAI.

WHO MANAGES THE FUNDS?

THE BOARD. The Board oversees the management of each fund and elects its officers. The officers are responsible for each fund's day-to-day operations. The Board also monitors each fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Franklin Mutual manages each fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $239 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the funds' Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of each fund's portfolio is: Michael F. Price since 1975, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986, David E. Marcus since March, 1998, Lawrence N. Sondike since 1984 and David J. Winters since March, 1998.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment manager for Franklin Mutual Series Fund Inc. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of Franklin Mutual Series Fund Inc. After November 1, 1998, Mr. Price will continue as Chairman of the Board of Directors which oversee the management of the funds and the investment manager, but will not be involved in daily portfolio management.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a research analyst and trader for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in Humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Peter A. Langerman
Chief Operating Officer and Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of Franklin Mutual Series Fund Inc.

David E. Marcus
Senior Vice President of Franklin Mutual

Mr. Marcus holds a Bachelor of Science in Business Administration/Finance from Northeastern University. Prior to November 1996, Mr. Marcus was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in 1996.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

David J. Winters
Senior Vice President of Franklin Mutual

Mr. Winters is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics from Cornell University. Prior to November 1996, he was a research analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in 1996.

MANAGEMENT FEES. During the fiscal year ended December 31, 1997, Franklin Mutual had agreed in advance to limit its fees and to make certain payments to reduce expenses. The table below shows the management fees and total operating expenses paid by each fund, as a percentage of average daily net assets.

                   MANAGEMENT                  TOTAL OPERATING
                   FEES BEFORE    MANAGEMENT   EXPENSES BEFORE   TOTAL OPERATING
                 ADVANCE WAIVER    FEES PAID   ADVANCE WAIVER     EXPENSES PAID
--------------------------------------------------------------------------------

CLASS I

Mutual Shares.......   0.60%          0.57%          1.10%             1.07%
Qualified...........   0.60           0.57           1.13              1.10
Beacon..............   0.60           0.57           1.12              1.09
European............   0.80           0.78           1.39              1.37
Discovery...........   0.80           0.78           1.35              1.33
Financial
 Services*..........   0.80           0.18           1.97              1.35

CLASS II

Mutual Shares.......   0.60%          0.57%          1.75%             1.72%
Qualified...........   0.60           0.57           1.78              1.75
Beacon..............   0.60           0.57           1.77              1.74
European............   0.80           0.78           2.05              2.02
Discovery...........   0.80           0.78           2.00              1.98
Financial
 Services*..........   0.80           0.18           2.62              2.00

*Annualized

Each fund pays its own operating expenses. These expenses include Franklin Mutual's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Franklin Mutual; fees of any personnel not affiliated with Franklin Mutual; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Franklin Mutual. The Board has determined the method and procedure for allocating expenses between the series and the classes of Mutual Series and reserves the right to modify such method and procedures.

Under their management agreements, the funds pay Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon and 0.80% of the average daily net assets of Discovery, European and Financial Services. The fee is computed at the close of business on the last business day of each month.

During Financial Services' start-up period, Franklin Mutual has agreed in advance to limit its management fees and to assume as its own expenses certain expenses otherwise payable by the fund so that Financial Services' total operating expenses do not exceed 1.35% for Class I and 2.00% for Class II for the fund's initial twenty-four months of operations. After the first twenty-four months of operations, Franklin Mutual may terminate this arrangement at any time.

PORTFOLIO TRANSACTIONS. Franklin Mutual tries to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. To the extent that any fund owns more than 5% of the voting securities of a broker-dealer, that broker-dealer may be considered an affiliated person of such fund. If such fund places any portfolio transactions through that broker-dealer, the fund would be required to comply with certain rules of the SEC relating to the payment of brokerage commissions to an affiliated broker-dealer. Please see "How Do the Funds Buy Securities for Their Portfolios?" in the SAI for more information.

ADMINISTRATIVE SERVICES. FT Services provides certain administrative services and facilities for the fund. Under its administration agreement, each fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal year ended December 31, 1997, administration fees totaling 0.08% of the average daily net assets of each fund were paid to FT Services. These fees are included in the amount of total expenses shown above. The administration fees for Financial Services have been annualized. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by each fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, each fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

Each fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUNDS AND THEIR SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUNDS' INVESTMENTS
Each fund invests your money in the stocks,     HOW DO THE FUNDS EARN
bonds and other securities that are described   INCOME AND GAINS?
in the section "How Do the Funds Invest Their
Assets?" Special tax rules may apply in         Each fund earns dividends and
determining the income and gains that each      interest (the fund's "income")
fund earns on its investments. These rules      on its investments. When a
may, in turn, affect the amount of              fund sells a security for a
distributions that a fund pays to you. These    price that is higher than it
special tax rules are discussed in the SAI.     paid, it has a gain. When a
                                                fund sells a security for a
TAXATION OF THE FUNDS. As a regulated           price that is lower than it
investment company, each fund generally pays    paid, it has a loss. If a fund
no federal income tax on the income and gains   has held the security for more
that it distributes to you.                     than one year, the gain or
                                                loss will be a long-term
FOREIGN TAXES. Foreign governments may impose   capital gain or loss. If a
taxes on the income and gains from a fund's     fund has held the security for
investments in foreign stocks and bonds. These  one year or less, the gain or
taxes will reduce the amount of the fund's      loss will be a short-term
distributions to you, but, depending upon the   capital gain or loss. Each
amount of the fund's assets that are invested   fund's gains and losses are
in foreign securities and foreign taxes paid,   netted together, and, if the
may be passed through to you as a foreign tax   fund has a net gain (the
credit on your income tax return. Each fund     fund's "gains"), that gain
may also invest in the securities of foreign    will generally be distributed
companies that are "passive foreign investment  to you.
companies" ("PFICs"). These investments in
PFICs may cause a fund to pay income taxes and interest charges. If possible, each fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from a fund,       WHAT IS A DISTRIBUTION?
whether you receive them in cash or in
additional shares, are generally subject to     As a shareholder, you will
income tax. The fund will send you a statement  receive your share of a fund's
in January of the current year that reflects    income and gains on its
the amount of ordinary dividends, capital gain  investments in stocks, bonds
distributions and non-taxable distributions     and other securities. The
you received from the fund in the prior year.   fund's income and short term
This statement will include distributions       capital gains are paid to you
declared in December and paid to you in         as ordinary dividends. The
January of the current year, but which are      fund's long-term capital gains
taxable as if paid on December 31 of the prior  are paid to you as capital
year. The IRS requires you to report these      gain distributions. If the
amounts on your income tax return for the       fund pays you an amount in
prior year. The fund's statement for the prior  excess of its income and
year will tell you how much of your capital     gains, this excess will
gain distribution represents 28% rate gain.     generally be treated as a
The remainder of the capital gain distribution  non-taxable distribution.
represents 20% rate gain.                       These amounts, taken together,
                                                are what we call the fund's
                                                distributions to you.


DISTRIBUTIONS TO RETIREMENT PLANS. Fund         WHAT IS A REDEMPTION?
distributions received by your qualified
retirement plan, such as a Section 401(k) plan A redemption is a sale by you or IRA, are generally tax-deferred; this means to the fund of some or all of
that you are not required to report fund        your shares in the fund. The
distributions on your income tax return when    price per share you receive
paid to your plan, but, rather, when your plan when you redeem fund shares makes payments to you. Be aware, however, that may be more or less than the
special rules apply to payouts from Roth and    price at which you purchased
Education IRAs.                                 those shares. An exchange of
                                                shares in the fund for shares
DIVIDENDS-RECEIVED DEDUCTION. Corporate         of another Franklin Templeton
investors may be entitled to a                  Fund is treated as a
dividends-received deduction on a portion of    redemption of fund shares and
the ordinary dividends they receive from a      then a purchase of shares of
fund.                                           the other fund. When you
                                                redeem or exchange your
REDEMPTIONS AND EXCHANGES. If you redeem your   shares, you will generally
shares or if you exchange your shares in a      have a gain or loss, depending
fund for shares in another Franklin Templeton   upon whether the basis in your
Fund, you will generally have a gain or loss    shares is more or less than
that the IRS requires you to report on your     your cost or other basis in
income tax return. If you exchange fund shares  the shares. Call Fund
held for 90 days or less and pay no sales       Information for a free
charge, or a reduced sales charge, for the new  shareholder Tax Information
shares, all or a portion of the sales charge    Handbook if you need more
you paid on the purchase of the shares you      information in calculating the
exchanged is not included in their cost for     gain or loss on the redemption
purposes of computing gain or loss on the       or exchange of your shares.
exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

FOREIGN TAXES. If more than 50% of the value    WHAT IS A FOREIGN TAX CREDIT?
of a fund's assets consist of foreign
securities, the fund may elect to pass-through A foreign tax credit is a tax to you the amount of foreign taxes it paid. If credit for the amount of taxes
the fund makes this election, your year-end     imposed by a foreign country
statement will show more taxable income than    on earnings of a fund. When a
was actually distributed to you. However, you   foreign company in which a
will be entitled to either deduct your share    fund invests pays a dividend
of such taxes in computing your taxable income  to the fund, the dividend will
or claim a foreign tax credit for such taxes    generally be subject to a
against your U.S. federal income tax. Your      withholding tax. The taxes
year-end statement, showing the amount of       withheld in foreign countries
deduction or credit available to you, will be   create credits that you may
distributed to you in January along with other use to offset your U.S. shareholder information records including your federal income tax.
fund Form 1099-DIV.

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. THIS SIMPLIFIED PROCEDURE APPLIES ONLY FOR CALENDAR YEARS 1998 AND BEYOND, AND WAS NOT AVAILABLE IN 1997.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

State Taxes. Ordinary dividends and capital gain distributions that you receive from a fund, and gains arising from redemptions or exchanges of your fund shares will generally be subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in a fund.

BACKUP WITHHOLDING. When you open an account,   WHAT IS A BACKUP WITHHOLDING?
IRS regulations require that you provide your
taxpayer identification number ("TIN"),         Backup withholding occurs when
certify that it is correct, and certify that    the fund is required to
you are not subject to backup withholding       withhold and pay over to the
under IRS rules. If you fail to provide a       IRS 31% of your distributions
correct TIN or the proper tax certifications,   and redemption proceeds. You
the fund is required to withhold 31% of all     can avoid backup withholding
the distributions (including ordinary           by providing the fund with
dividends and capital gain distributions) and   your TIN, and by completing
redemption proceeds paid to you. The fund is    the tax certifications on your
also required to begin backup withholding on    shareholder application that
your account if the IRS instructs the fund to   you were asked to sign when
do so. The fund reserves the right not to open  you opened your account.
your account, or, alternatively, to redeem      However, if the IRS instructs
your shares at the current net asset value,     the fund to begin backup
less any taxes withheld, if you fail to         withholding, it is required to
provide a correct TIN, or the proper tax        do so even if you provided the
certifications, or if the IRS instructs the     fund with your TIN and these
fund to begin backup withholding on your        tax certifications, and backup
account.                                        withholding will remain in
                                                place until the fund is
                                                instructed by the IRS that it
                                                is no longer required.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS IS CONTAINED IN THE SECTION ENTITLED "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW ARE THE FUNDS ORGANIZED?

Each fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC. Each fund offers three classes of shares: Mutual Shares Fund - Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, Mutual Discovery Fund - Class II, Mutual Financial Services Fund - Class Z, Mutual Financial Services Fund - Class I and Mutual Financial Services Fund - Class II. For all funds except Financial Services, all shares outstanding before the offering of Class I and Class II shares on November 1, 1996, are considered Class Z shares. Financial Services was initially created with all three classes of shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole.

Mutual Series has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUNDS DO NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The funds' minimum investments are:

o To open a regular, non-retirement account.......................     $1,000
o To open an IRA, IRA Rollover,
    Roth IRA, or Education IRA ...................................      $ 250*
o To open a custodial account for a minor
   (an UGMA/UTMA account).........................................      $ 100
o To open an account with an automatic
    investment plan ..............................................      $  50**
o To add to an account............................................      $  50***

*For all other retirement accounts, there is no minimum investment requirement. **$25 for an Education IRA.
***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD                       STEPS TO FOLLOW

BY MAIL                      For an initial investment:

                                Return the application to the fund with your check made payable to the fund.

                             For additional investments:

                                Send a check made payable to the fund. Please include your account number on the check.

BY WIRE                      1. Call Shareholder Services or, if that number
                                is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                             2. For an initial investment you must also return
                                your signed shareholder application to the fund.

                             IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

THROUGH YOUR DEALER          Call your investment representative

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I                                 CLASS II
--------------------------------------------------------------------------------
o  Higher front-end sales charges       o  Lower front-end sales charges than
   than Class II shares. There are         Class I shares
   several ways to reduce these
   charges, as described below. There
   is no front-end sales charge for
   purchases of $1 million or more.*

o  Contingent Deferred Sales Charge     o  Contingent Deferred Sales Charge
   on purchases of $1 million or more      on purchases sold within 18 months
   sold within one year

o  Lower annual expenses than Class     o  Higher annual expenses than Class
   II shares                               I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE          AMOUNT PAID
                                       AS A PERCENTAGE OF        TO DEALER AS A
AMOUNT OF PURCHASE                 OFFERING        NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE                    PRICE          INVESTED     OFFERING PRICE

CLASS I

Under $50,000.................       5.75%            6.10%           5.00%

$50,000 but less
 than $100,000................       4.50%            4.71%           3.75%

$100,000 but less
 than $250,000................       3.50%            3.63%           2.80%

$250,000 but less
 than $500,000................       2.50%            2.56%           2.00%

$500,000 but less
 than $1,000,000..............       2.00%            2.04%           1.60%

$1,000,000 or more*...........        None             None            None

CLASS II

Under $1,000,000*.............       1.00%            1.01%           1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the funds, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of thefund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

     If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3.   Dividend or capital gain distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors.

5. Registered Securities Dealers and their affiliates, for their investment accounts only

6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2.   Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                    STEPS TO FOLLOW

BY MAIL                   1.  Send us signed written instructions

                          2. Include any outstanding share certificates for the shares you want to exchange

BY PHONE                  Call Shareholder Services or TeleFACTS(R)

                          - If you do not want the ability to exchange by phone to apply to your account, please let us know.

THROUGH YOUR DEALER       Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o  You may only exchange shares within the SAME CLASS.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o  Currently, the funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

BY MAIL          1.   Send us signed written instructions. If you would like
                      your redemption proceeds wired to a bank account, your instructions should include:

                    o The name, address and telephone number of the bank where you want the proceeds sent

                    o  Your bank account number

                    o  The Federal Reserve ABA routing number

                    o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                 2. Include any outstanding share certificates for the shares you are selling

                 3.   Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                 Telephone requests will be accepted:

                 If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone within the last 15 days

                 - If you do not want the ability to redeem by phone to apply to your account, please let us know.

THROUGH
YOUR DEALER      Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o  Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o  Returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

Each fund declares dividends from its net investment income semiannually. The distributions are frequently declared at mid-year and during late December.

Capital gains, if any, may be distributed twice a year, usually once in December and once at mid-year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from a fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The funds are open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. Each fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o  The fund's name,

o  The class of shares,

o  A description of the request,

o  For exchanges, the name of the fund you are exchanging into,

o  Your account number,

o  The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED

CORPORATION           Corporate Resolution

PARTNERSHIP           1.   The pages from the partnership agreement that
                           identify the general partners, or

                      2.   A certification for a partnership agreement

TRUST                 1.   The pages from the trust document that identify the
                           trustees, or

                      2.   certification for trust

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the funds. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in a fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of each fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o  obtain information about your account;

o  obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers for Class I and Class II are:

                                     CODE NUMBER
FUND NAME                        CLASS I    CLASS II

Mutual Shares ................     474       574
Qualified ....................     475       575
Beacon .......................     476       576
Discovery ....................     477       577
European .....................     478       578
Financial Services ...........     479       579

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the funds will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the funds' financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The funds and Franklin Mutual are located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Distributors is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.

                                             HOURS OF OPERATION (EASTERN TIME)
DEPARTMENT NAME             TELEPHONE NO.    (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services        1-800/632-2301         8:30 a.m. to 8:00 p.m.
Dealer Services             1-800/524-4040         8:30 a.m. to 8:00 p.m.
Fund Information            1-800/DIAL BEN         8:30 a.m. to 11:00 p.m.
                            (1-800/342-5236)       9:30 a.m. to 5:30 p.m.
                                                   (Saturday)
Retirement Plan Services    1-800/527-2020         8:30 a.m. to 8:00 p.m.
Institutional Services      1-800/321-8563         9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)      1-800/851-0637         8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Directors of Mutual Series

CD - Certificate of deposit

CLASS I, CLASS II AND CLASS Z - The funds offer three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in each fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the funds' principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the funds are legally permissible investments and that can only buy shares of the funds without paying sales charges.

FRANKLIN MUTUAL - Franklin Mutual Advisers, Inc., the funds' investment manager

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the funds' administrator

HEINE - Heine Securities Corporation, the funds' former investment manager that was acquired by Resources on October 31, 1996

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the funds' shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.